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                 FIRST AMENDMENT TO SECOND AMENDED AND
               RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                 OF NATIONAL AUTO FINANCE COMPANY L.P.

     The undersigned partners of National Auto Finance Company, L.P., a Delaware limited partnership (the "Partnership") owning the required combined voting interest to approve the action set forth below, (the "Partners") do hereby approve the following actions and adopt the following amendments to the Second Amended and Restated Agreement of Limited Partnership of National Auto Finance Company L.P., (the "Partnership Agreement") by signing our written consent hereto:

                         STATEMENT OF PURPOSE

     The Partnership was established pursuant to a certificate of limited partnership dated as September 30, 1994 and an agreement of limited partnership dated as of October 1, 1994. Said agreement of limited partnership was amended and restated as of December 29, 1994, and, by the Partnership Agreement, as of September 1, 1995.

     In connection with a proposed initial public offering of Company Shares, counsel for the underwriter requests that the Partnership
Agreement be amended to provide that the Partnership may purchase
IronBrand's Interest in the Partnership by tendering Company Shares upon IronBrand's exercise of its put option under Article XI of the Partnership Agreement.

     The Partners hereby agree to make such an amendment to the Partnership Agreement as set forth below and to authorize the General Partner, and its proper officers, to take such action as they reasonably deem necessary or appropriate to effect the foregoing.

     NOW, THEREFORE, BE IT RESOLVED AND AGREED BY THE PARTNERS, AS
FOLLOWS:

          1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Partnership Agreement.

          2. Section 11.4 of the Partnership Agreement hereby is amended and restated in its entirety as follows:

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   Section 11.4 Closing.

          In the event the Partnership elects to redeem IronBrand's Partnership Interest, the closing of such redemption under this Article XI shall take place no later than twenty (20) days following the date the Redemption Price is determined. At such closing, the Redemption Price for IronBrand's Partnership Interest shall be payable (a) at the discretion of the General Partner, either (i) by wire transfer of immediately available funds or (ii) in Company Shares that are Public Securities as described in Section 11.6A(iv)(b)(1) and having an aggregate fair market value equal to the Redemption Price or (b) in such other form of consideration as may be agreed upon by IronBrand and the General Partner on behalf of the Partnership.

          3. Except as otherwise provided herein, this First Amendment to Second Amended and Restated Agreement of Limited Partnership of National Auto Finance Company L.P. (the "First Amendment") shall be effective as of December 1, 1996.

          4. The proper officers of the Partnership, or of the General Partner, as the General Partner may determined and direct, shall be, and they hereby are, authorized, empowered and directed to take any and all actions and to execute and deliver any and all documents, agreements and certificates in the name, and on behalf, of the Partnership and to deliver and file such documents, agreements and certificates when executed, and take such other action with any Person (including, without limitation, to pay all fees, expenses and charges) as they, or any of them, may deem to be necessary or appropriate to effect the foregoing preambles, resolutions and agreements, and the full intent and purposes thereof, and to perform or cause to be performed all of the obligations of the Partnership related thereto.

          5. Any actions as may have been taken or caused to have been taken by the General Partner or the proper officers of the Partnership or of the General Partner, as the case may be, prior to the effective date of this First Amendment, which actions were in connection with the matters contemplated by the foregoing preambles, resolutions and agreements, hereby are ratified, confirmed and approved in all respects as the acts and deeds of the Partnership.

          6. Except as amended hereby, the Partnership Agreement, as heretofore amended, is continued in full force and effect.

     The undersigned, owning the required combined voting interest to approve the foregoing, do consent to all of the actions described in the foregoing preambles,

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resolutions and agreements, and said preambles, resolutions and agreements shall have the same force and effect as though adopted and agreed at duly called and convened meetings of the General Partner and the Limited Partners (and thereby, all partners of the Partnership shall be bound by and subject to all aof the terms and provisions set forth herein) and direct that a copy hereof be filed with and made a part of the permanent records of the Partnership. This document may be executed by the undersigned in separate counterparts, including by means of facsimile transmission, all of which counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals effective as of [December 1, 1996].

                             GENERAL PARTNER:

                             NATIONAL AUTO FINANCE CORPORATION


                             By:_____________________________[SEAL]

                             Title:________________________________

                             LIMITED PARTNERS:

                             IRONBRAND CAPITAL, LLC

                             By:  FIRST UNION COMMERCIAL
                                  CORPORATION, General Manager


                                  By:________________________[SEAL]
                                    Name:__________________________
                                    Title:_________________________

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                             NATIONAL AUTO FINANCE CORPORATION, as
                             attorney-in-fact for each Limited Partner other than IronBrand Capital, LLC, The O Associates Limited Partnership, The S Associates Limited Partnership and Stephen
                             L. Gurba


                                  By:________________________[SEAL]
                                    Name:__________________________
                                    Title:_________________________

                             THE O ASSOCIATES LIMITED PARTNERSHIP

                             By:   LAKE ESTATES CORPORATION, a
                                   Nevada corporation


                                   By:_______________________[SEAL]
                                      Name: Edgar Otto
                                      Title: President

                             THE S ASSOCIATES LIMITED PARTNERSHIP

                             By:   ADDISON PARK CORPORATION, a

                                   Nevada corporation


                                   By:_______________________[SEAL]
                                      Name: Gary L. Shapiro
                                      Title: President


                             ________________________________[SEAL]
                             Stephen L. Gurba


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